Filed pursuant to Rule 497
Registration No. 333-219511

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Supplement No. 1 dated November 30, 2017
to
Prospectus dated October 31, 2017
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This Supplement No. 1 contains information which amends, supplements, or modifies certain information contained in each prospectus of Pathway Capital Opportunity Fund, Inc. (the “Company”) for its Class A Shares and Class C Shares (the “Class A and Class C Shares Prospectus”), its Class I Shares (the “Class I Shares Prospectus”) and its Class L Shares (the “Class L Shares Prospectus”), each dated October 31, 2017, as amended or supplemented (each a “Prospectus”, and collectively, the “Prospectuses”).
You should carefully consider the “Risk Factors” beginning on page 29 of the Class A and Class C Shares Prospectus, page 28 of the Class I Shares Prospectus or page 28 of the Class L Shares Prospectus before you decide to invest.

Changes related to the Distribution Reinvestment Plan

The Section titled “Distribution Reinvestment Plan” in each Prospectus is replaced in its entirety.

DISTRIBUTION REINVESTMENT PLAN
Subject to our Board of Directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions and pay such distributions on a monthly basis beginning no later than the first full calendar quarter after the minimum offering requirement was met. We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of the same class. Any distributions of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our Board of Directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan, you will have your cash distributions reinvested in additional shares of the same class, rather than receiving the cash distributions. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares offered pursuant to this prospectus.
If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election and such election shall become effective upon receipt by the Plan Administrator of appropriate notification from the broker or other financial intermediary.
We intend to use newly issued shares to implement the plan. The number of newly-issued shares of a class to be issued to a stockholder shall be determined by dividing the total dollar amount of the cash distribution payable to such stockholder with respect to such class of shares by a price equal to the net asset value per share of the applicable class on the date of the Company’s weekly closing occurring on or immediately following the distribution payment date. When the Fund declares a cash distribution, DST, on the stockholder’s behalf, will receive additional authorized newly issued shares. Although shares issued pursuant to the distribution reinvestment plan will not be subject to any sales load, such shares will be subject to any applicable shareholder servicing fee and distribution fee, as described in this prospectus. We will pay the reinvestment agent’s fees under the plan.
If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.
We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account by calling Investor Services at (866) 655-3650 or by writing to the reinvestment agent at Pathway Capital Opportunity Fund, Inc., P.O. Box 219768, Kansas City, MO 64121-9768.
All correspondence concerning the plan should be directed to the reinvestment agent by mail at Pathway Capital Opportunity Fund, Inc., P.O. Box 219768, Kansas City, MO 64121-9768 or by telephone at (866) 655-3650.
We have filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the plan administrator or by contacting us.
The paragraph under the subheading “Distribution Reinvestment Plan” in the section titled “Prospectus Summary” on page 19 of each Prospectus is replaced in its entirety with the following:
We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution reinvestment plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our Board of Directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares, rather than receiving the cash distributions. The number of shares to be received when cash distributions are reinvested will be determined by dividing the total dollar amount of the distribution payable by the NAV per share of the applicable class. Although shares issued pursuant to the distribution reinvestment plan will not be subject to any sales load, such shares will be subject to the shareholder servicing fee and distribution fee, as applicable. See “Distribution Reinvestment Plan.”
Changes Related to the Timing of our Weekly Closings

The last sentence of the paragraph under the heading “Purchasing Shares” in the section titled “Prospectus Summary” on page 11 of each of the Prospectuses and in the Section titled “Plan of Distribution” on page 100 of the Class A and Class C Shares Prospectus and on page 99 of the Class I Shares Prospectus and the Class L Shares Prospectus is replaced with the following:

Orders transmitted with a Participating Broker Dealer at any time during the week before the close of regular trading (generally 4:00 p.m., Eastern Time) on any Thursday that the NYSE is open for business, will be priced based on the Company’s NAV calculated as of the close of trading on that Thursday. Orders transmitted after the close of regular trading on Thursday will be priced the following Thursday.
The paragraph under the heading “By Wire - Subsequent Investments” in the section titled “Prospectus Summary” on page 12 of each of the Prospectuses and in the section titled “Plan of Distribution” on page 101 of the Class A and Class C Shares Prospectus and on page 100 of the Class I Shares Prospectus and Class L Shares Prospectus is replaced in its entirety with the following:
Before sending a wire, investors must contact DST, our transfer agent, to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to the close of regular trading (generally 4:00 p.m., Eastern Time) on Thursday (or earlier if such Thursday is a holiday) to be eligible for that week’s pricing. We, and our agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
The first paragraph under the heading “By Telephone” in the section titled “Prospectus Summary” on page 13 of the Class A and Class C Shares Prospectus and on page 12 of the Class I Shares Prospectus and Class L Shares Prospectus and in

the section titled “Plan of Distribution” on page 102 of the Class A and Class C Shares Prospectus and on page 101 of the Class I Shares Prospectus and Class L Shares Prospectus is replaced in its entirety with the following:
Investors may purchase additional shares of the Company by calling 888-655-3650. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior the close of regular trading (generally 4:00 p.m., Eastern Time) on Thursday (or earlier if such Thursday is a holiday) will be purchased at the appropriate price calculated for that week. Orders received after the close of regular trading on Thursday will be purchased at the NAV calculated the following week.
The last sentence of the Company’s answer to the question “How do I purchase shares” in the section titled “Questions and Answers About this Offering” on page 27 of the Class A and Class C Shares Prospectus and on page 26 of the Class I Shares Prospectus and Class L Shares Prospectus is replaced with the following:
Orders transmitted with a Participating Broker Dealer at any time during the week before the close of regular trading (generally 4:00 p.m., Eastern Time) on any Thursday that the NYSE is open for business, will be priced based on the Company’s NAV calculated as of the close of trading on that Thursday. Orders received after the close of regular trading on Thursday will be priced at the NAV calculated the following week.
The first sentence of the second paragraph of the section titled “Determination of Net Asset Value” on page 79 of the Class A and Class C Shares Prospectus and on page 78 of the Class I Shares Prospectus and Class L Shares Prospectus is replaced with the following:
In most cases, the NAV of our shares is determined on Thursday of each week (or more frequently if required by law), as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time).
The fifth paragraph under the subheading “General” in the section titled “Plan of Distribution” on page 100 of the Class A and Class C Shares Prospectus and on page 99 of the Class I Shares Prospectus and Class L Shares Prospectus is replaced in its entirety with the following:
We issue shares pursuant to orders received as of the close of regular trading (generally 4:00 p.m., Eastern Time) on a Thursday that the NYSE is open for business of each week. If the NYSE is not open for business on any given Thursday, we will issue shares as of the close of business on the next preceding business day when the NYSE is open. Orders will be effective only upon our acceptance, and we reserve the right to reject any order in whole or in part. Orders will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds shall be returned to subscribers within such timeframe without deduction for any expenses. Shares issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we first issue new shares of each month. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the same such date.
Clarification Regarding the Timing of our Distributions

The first sentence of the first paragraph in the section titled “Distributions” on page 58 of the Class A and Class C Shares Prospectus and the Class I Shares Prospectus and on page 59 of the Class L Shares Prospectus is replaced with the following:

Subject to our Board of Directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions and pay such distributions on a monthly basis.
The first sentence of the second paragraph in the section titled “Distributions” on page 58 of the Class A and Class C Shares Prospectus and the Class I Shares Prospectus and on page 59 of the Class L Shares Prospectus is replaced with the following:

From time to time and not less than monthly, our Adviser must review our accounts to determine whether cash distributions are appropriate.